Quarterly Holdings Report
for
Fidelity Freedom® 2070 Fund
June 30, 2026
F70-NPRT1-0826
1.9912118.102
Bond Funds - 1.4%
	Shares	Value ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (b)	24,263	185,853
Fidelity Series Emerging Markets Debt Fund (b)	212,733	1,844,392
Fidelity Series Emerging Markets Debt Local Currency Fund (b)	48,111	464,267
Fidelity Series Floating Rate High Income Fund (b)	37,285	323,262
Fidelity Series High Income Fund (b)	200,300	1,790,685
Fidelity Series Long-Term Treasury Bond Index Fund (b)	30,723	163,755
Fidelity Series Real Estate Income Fund (b)	31,784	321,651
TOTAL BOND FUNDS (Cost $5,062,722)		5,093,865

Domestic Equity Funds - 56.3%
	Shares	Value ($)
Fidelity Series All-Sector Equity Fund (b)	534,809	8,102,355
Fidelity Series Blue Chip Growth Fund (b)	806,144	21,959,356
Fidelity Series Commodity Strategy Fund (b)	6,937	743,707
Fidelity Series Growth Company Fund (b)	1,166,201	39,440,909
Fidelity Series Intrinsic Opportunities Fund (b)	342,628	4,145,803
Fidelity Series Large Cap Stock Fund (b)	1,370,867	40,467,983
Fidelity Series Large Cap Value Index Fund (b)	541,680	11,472,772
Fidelity Series Opportunistic Insights Fund (b)	820,550	23,344,642
Fidelity Series Small Cap Core Fund (b)	83,029	1,348,383
Fidelity Series Small Cap Discovery Fund (b)	228,308	3,004,528
Fidelity Series Small Cap Opportunities Fund (b)	327,088	6,610,448
Fidelity Series Stock Selector Large Cap Value Fund (b)	1,653,486	25,579,433
Fidelity Series Value Discovery Fund (b)	1,248,912	23,304,696
TOTAL DOMESTIC EQUITY FUNDS (Cost $183,154,163)		209,525,015

International Equity Funds - 41.9%
	Shares	Value ($)
Fidelity Series Canada Fund (b)	701,653	14,678,585
Fidelity Series Emerging Markets Fund (b)	691,031	10,545,136
Fidelity Series Emerging Markets Opportunities Fund (b)	1,324,667	42,574,803
Fidelity Series International Growth Fund (b)	1,321,990	28,515,316
Fidelity Series International Small Cap Fund (b)	151,154	2,858,317
Fidelity Series International Value Fund (b)	1,673,469	28,013,873
Fidelity Series Overseas Fund (b)	1,747,785	28,296,632
Fidelity Series Select International Small Cap Fund (b)	16,705	258,419
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $135,068,633)		155,741,081

U.S. Treasury Obligations - 0.4%
	Yield (%) (c)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 7/2/2026 (d)	3.63 to 3.65	670,000	669,933
US Treasury Bills 0% 7/23/2026 (d)	3.63	30,000	29,934
US Treasury Bills 0% 7/30/2026 (d)	3.62	200,000	199,421
US Treasury Bills 0% 8/13/2026 (d)	3.63	170,000	169,259
US Treasury Bills 0% 8/6/2026 (d)	3.63	60,000	59,783
US Treasury Bills 0% 9/10/2026 (d)	3.66 to 3.67	110,000	109,209
US Treasury Bills 0% 9/17/2026 (d)	3.66	20,000	19,842
US Treasury Bills 0% 9/24/2026 (d)	3.72	30,000	29,741
US Treasury Bills 0% 9/3/2026 (d)	3.65	20,000	19,870
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,307,009)			1,306,992

Money Market Funds - 0.1%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e) (Cost $601,849)	3.69	601,729	601,849

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $325,194,376)	372,268,802
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(406,294)
NET ASSETS - 100.0%	371,862,508

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value and Unrealized Appreciation/ (Depreciation) ($)
LONG
CBOT US Treasury Long Bond Contracts (United States)	76	9/2026	8,592,750	206,478
CBOT US Treasury Ultra Bond Contracts (United States)	95	9/2026	10,978,438	54,745
ICE MSCI EAFE Index Contracts (United States)	17	9/2026	2,673,505	(2,344)
ICE MSCI Emerging Markets Index Contracts (United States)	35	9/2026	3,075,275	(2,364)
TOTAL LONG				256,515
SHORT
CME E-Mini Russell 2000 Index Contracts (United States)	(19)	9/2026	(2,893,320)	(91,951)
CME E-Mini S&P 500 Index Contracts (United States)	(5)	9/2026	(1,887,063)	(22,401)
TOTAL SHORT				(114,352)
TOTAL FUTURES CONTRACTS				142,163

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated fund.
(c)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,306,992.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	249,162	2,686,815	2,334,128	3,330	-	-	601,849	601,729	0.0%
Total	249,162	2,686,815	2,334,128	3,330	-	-	601,849

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	151,783	35,656	3,203	80	33	1,584	185,853	24,263
Fidelity Series All-Sector Equity Fund	5,772,863	1,375,580	132,102	-	27,416	1,058,598	8,102,355	534,809
Fidelity Series Blue Chip Growth Fund	16,080,759	3,602,322	2,225,687	-	167,555	4,334,407	21,959,356	806,144
Fidelity Series Canada Fund	11,210,227	3,443,128	242,104	-	53,134	214,200	14,678,585	701,653
Fidelity Series Commodity Strategy Fund	1,854,977	336,849	1,399,057	-	122,008	(171,070)	743,707	6,937
Fidelity Series Emerging Markets Debt Fund	1,473,273	347,878	31,337	23,619	815	53,763	1,844,392	212,733
Fidelity Series Emerging Markets Debt Local Currency Fund	375,442	83,012	7,925	-	194	13,544	464,267	48,111
Fidelity Series Emerging Markets Fund	7,184,800	1,956,567	167,821	-	58,912	1,512,678	10,545,136	691,031
Fidelity Series Emerging Markets Opportunities Fund	29,174,487	6,793,083	673,893	-	229,854	7,051,272	42,574,803	1,324,667
Fidelity Series Floating Rate High Income Fund	264,109	64,630	5,547	5,336	34	36	323,262	37,285
Fidelity Series Government Money Market Fund	-	1,152,730	1,152,730	2,292	-	-	-	-
Fidelity Series Growth Company Fund	28,783,881	6,497,584	3,829,999	-	236,318	7,753,125	39,440,909	1,166,201
Fidelity Series High Income Fund	1,453,852	344,338	30,559	26,008	469	22,585	1,790,685	200,300
Fidelity Series International Growth Fund	21,089,880	4,789,509	808,215	-	54,899	3,389,243	28,515,316	1,321,990
Fidelity Series International Small Cap Fund	2,583,335	155,023	86,328	-	3,517	202,770	2,858,317	151,154
Fidelity Series International Value Fund	21,223,592	5,947,562	459,051	-	109,627	1,192,143	28,013,873	1,673,469
Fidelity Series Intrinsic Opportunities Fund	3,546,165	336,142	210,270	-	14,588	459,178	4,145,803	342,628
Fidelity Series Large Cap Stock Fund	28,639,691	8,737,419	646,199	-	145,070	3,592,002	40,467,983	1,370,867
Fidelity Series Large Cap Value Index Fund	8,369,079	2,167,595	316,698	-	36,650	1,216,146	11,472,772	541,680
Fidelity Series Long-Term Treasury Bond Index Fund	2,354,516	200,163	2,367,757	11,744	3,783	(26,950)	163,755	30,723
Fidelity Series Opportunistic Insights Fund	17,032,562	4,049,888	683,417	-	28,544	2,917,065	23,344,642	820,550
Fidelity Series Overseas Fund	21,151,235	5,096,797	522,444	-	47,541	2,523,503	28,296,632	1,747,785
Fidelity Series Real Estate Income Fund	262,326	62,077	5,493	2,782	50	2,691	321,651	31,784
Fidelity Series Select International Small Cap Fund	215,842	26,808	4,008	-	978	18,799	258,419	16,705
Fidelity Series Small Cap Core Fund	652,119	587,688	17,489	33,267	5,341	120,724	1,348,383	83,029
Fidelity Series Small Cap Discovery Fund	2,227,921	315,130	49,416	30,275	9,075	501,818	3,004,528	228,308
Fidelity Series Small Cap Opportunities Fund	5,216,344	490,916	114,157	-	31,741	985,604	6,610,448	327,088
Fidelity Series Stock Selector Large Cap Value Fund	18,616,005	5,554,798	565,152	-	55,919	1,917,863	25,579,433	1,653,486
Fidelity Series Value Discovery Fund	16,901,818	4,999,775	617,994	-	63,995	1,957,102	23,304,696	1,248,912
	273,862,883	69,550,647	17,376,052	135,403	1,508,060	42,814,423	370,359,961

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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